MIDAS
                                      FUNDS
                           Discovering Opportunities
                               [GRAPHIC OMITTED]

                             o MIDAS DOLLAR RESERVES
                        o MIDAS FUND o MIDAS SPECIAL FUND

This prospectus, dated May 1, 2006, contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................2

PAST PERFORMANCE...............................................................4

FEES AND EXPENSES OF THE FUNDS.................................................5

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.........................6

ADDITIONAL INVESTMENT RISKS....................................................9

PORTFOLIO MANAGEMENT..........................................................10

MANAGEMENT FEES...............................................................10

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................10

PURCHASING SHARES.............................................................10

EXCHANGE PRIVILEGES...........................................................12

REDEEMING SHARES..............................................................12

ACCOUNT AND TRANSACTION POLICIES..............................................13

DISTRIBUTIONS AND TAXES.......................................................13

FINANCIAL HIGHLIGHTS..........................................................15

             SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

What are the investment objectives of the Midas Funds?

MIDAS DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS SPECIAL FUND seeks capital appreciation.

--------------------------------------------------------------------------------
What are the principal investment strategies of the Midas Funds?

MIDAS DOLLAR RESERVES invests exclusively in securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"). The Fund is a money market fund and as such is subject to specific Securities and Exchange Commission rules. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources ("Natural Resources Companies") and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies and fixed income securities of any issuers, including U.S. Government Securities. The Fund may invest in domestic or foreign companies that have small, medium or large capitalizations. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options and short sales, and may use leverage to the extent permitted under the 1940 Act. The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies.

MIDAS SPECIAL FUND invests aggressively solely for capital appreciation. Prior to May 1, 2006 Midas Special Fund was named "Midas Special Fund." The
Fund may invest in any security type, equity or fixed income, and in any industry sector, in domestic or foreign companies that have small, medium or large capitalizations. A security is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options and short sales, and may use leverage to the extent permitted under the 1940 Act. The Fund employs seasonal and other timing strategies (as described under "Midas Special Fund is subject to the Principal Risks associated with:") and, from time to time, may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a defensive position, it may not achieve its investment objective.

--------------------------------------------------------------------------------
What are the principal risks of investing in the Midas Funds?

Midas Fund and Midas Special Fund are subject to the following risks:

Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

Short Selling and Options and Futures Transactions. The Funds may engage in short selling up to 100% of their net assets, and they may engage in options and futures transactions but are subject to cover requirements (See "Cover for Options, Futures and Forward Currency Contract Strategies" in the Statement of Additional Information for more information). There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid.

Midas Fund is also subject to the risks associated with:

Concentration. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and natural resources industries.

Mining. Resource mining by its nature involves significant risks and hazards to which this Fund is exposed. Even when a resource mineralization is discovered, there is no guarantee that the economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining.

Precious Metals Prices. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

Midas Special Fund is also subject to the risks associated with:

Fixed Income Securities Risk. The Fund may invest in fixed income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. If issuers exercise this right, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Midas Dollar Reserves is subject to the following risks:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in debt and mortgage-backed securities issued by government instrumentalities are neither insured nor guaranteed by the United States Treasury. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                PAST PERFORMANCE

The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad based securities market indices (except in the case of Midas Dollar Reserves) and in so doing also reflect the risks of investing in the Funds. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the managed precious metals funds tracked by Morningstar. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. The Lipper U.S. government Money Market Funds Average ("LMMFA") is a straight average of all money market funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days, and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.


   MIDAS DOLLAR RESERVES - Year-by-year total return as of 12/31 each year (%)


 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 4.74    4.96    4.69    4.38    5.74    3.11    0.63    0.15    0.29    1.61

                                 Best Quarter:
                                   7/00-9/00
                                     1.54%

                                 Worst Quarter:
                                   7/03-9/03
                                     0.06%


For information on the Fund's 30-day annualized yield, call toll-free 1-800-400-MIDAS (6432).

       Average annual total return for the periods ended December 31, 2005


                                   1 Year                 5 Years               10 Years
                                   ------                 -------               --------
Midas Dollar Reserves               1.61%                  1.16%                 3.01%
LMMFA                               2.43%                  1.62%                 3.34%

        MIDAS FUND - Year-by-year total return as of 12/31 each year (%)


 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
21.22  -59.03  -28.44   -9.93  -38.24    13.1   61.05   43.79   -2.72   39.72


                                 Best Quarter:
                                   1/96-3/96
                                     35.76%

                                 Worst Quarter:
                                  10/97-12/97
                                    (40.90)%

      Average annual total returns For the periods ended December 31, 2005


                                                                                  1 Year              5 Years             10 years
                                                                                  ------              -------             --------
Return Before Taxes                                                               39.72%               28.91%             (3.45)%
Return After Taxes on Distributions                                               39.72%               28.91%             (3.45)%
Return After Taxes on Distributions and Sale of Fund Shares                       25.82%               24.97%             (2.67)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                  4.91%                0.54%               9.07%
PMA (reflects no deduction for fees, expenses or taxes)                           30.76%               29.45%               6.50%

    MIDAS SPECIAL FUND - Year-by-year total return as of 12/31 each year (%)

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 1.06   5.23    -5.00   30.58  -21.18  -27.82  -10.66    4.88   10.63   -1.20

Best Quarter:
10/99-12/99
35.37%

Worst Quarter:
7/98/-9/98
(26.91%)

      Average annual total returns for the periods ended December 31, 2005

                                                                                   1 Year             5 Years             10 years
                                                                                   ------             -------             --------
Return Before Taxes                                                               (1.20)%             (5.86)%             (2.62)%
Return After Taxes on Distributions                                               (5.86)%             (5.86)%             (4.57)%
Return After Taxes on Distributions and Sale of Fund Shares                       (2.32)%             (3.36)%             (2.15)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                  4.91%               0.54%               9.07%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)             4.55%               8.22%               9.26%

The returns shown above include the effect of reinvesting dividends and capital gains. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Because actual after tax returns depend on a shareholder's tax situation, returns may vary from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts.

                         FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases............................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................NONE
Redemption Fee within 30 days of purchase (all Funds except
Midas Dollar Reserves).................................................... 1.00%

Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless it is an IRA, or you participate in the Midas Automatic Investment Program.

Annual Fund Operating Expenses (expenses as % of average daily net assets that are deducted from Fund assets)


                                                          Distribution and                                Total Annual Fund
                                Management Fees        Service (12b-1) Fees       Other Expenses*        Operating Expenses
                            ------------------------  -----------------------  --------------------- ------------------------
Midas Dollar Reserves               0.50%                      0.25%                   1.59%                    2.34%**
Midas Fund                          1.00%                      0.25%                   1.54%                    2.79%
Midas Special Fund                  0.94%                      1.00%                   2.09%                    4.03%


* Includes the reimbursement by each Fund to the investment manager for providing certain compliance and accounting services at cost authorized by the Board of Directors, and interest and fee expense on borrowings.
** Beginning on June 4 , 2001, the investment manager and the distributor began voluntarily reimbursing all of their fees. These voluntary reimbursements may be terminated at any time. Taking these reimbursements into account, for the fiscal year ended December 31, 2005, management fees were 0.00%, distribution and service (12b-1) fees were 0.00% and total annual Fund operating expenses were 1.59%. Commencing July 10, 2003, the investment manager voluntarily has absorbed certain Fund expenses so that the Fund's current one day yield equals or exceeds 0.05%. This arrangement may be discontinued by the investment manager at any time.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   One Year              Three Years              Five Years              Ten Years
                                            ----------------------  ----------------------  ---------------------- -----------------
Midas Dollar Reserves                                $237                   $730                   $1,250                  $2,676
Midas Fund                                           $282                   $865                   $1,474                  $3,119
Midas Special Fund                                   $405                 $1,227                   $2,064                  $4,231

             PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

MIDAS DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in U.S. Government Securities. The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. government. The Fund also may invest without limit in securities issued by U.S. government agencies and instrumentalities that may have different degrees of government backing as to principal or interest, but which are not backed by the full faith and credit of the U.S. government. These issuers may be chartered or sponsored by Acts of Congress, but their securities are neither insured nor guaranteed by the U.S. Treasury.

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

     For additional investment risks associated with the Fund, please read "Additional Investment Risks" below.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund will invest at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. Government Securities. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gas), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions. When seeking to achieve its secondary objective of current income, the Fund normally invests in fixed income securities of issuers with investment grade ratings.

     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short selling. Additionally, the Fund may invest in special situations such as restricted securities, liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions, take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

                   Midas Fund is subject to the Principal Risks associated with:
-------------------------------------------------------------------------------

     Concentration Risk. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.

     Foreign Investment. The Fund is subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

     Leverage Risk. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of the Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

     Market Risk. The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund may invest in emerging companies and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss.

     Mining Risk. Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

     Natural Resources and Precious Metals Investing Risk. The Fund's investments can be significantly affected by developments in the precious metals and resource industries and are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gain or loss realized on sale. The Fund pays custody costs to store its bullion and coins.

     Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

     Short Selling, Options and Futures Transaction Risk. The Fund may engage in short selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

     Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

     Small Capitalization. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

     For additional investment risks associated with the Fund, please read "Additional Investment Risks" below.

MIDAS SPECIAL FUND invests aggressively for solely capital appreciation.

         The Fund will exercise a flexible strategy in the selection of securities, and will not be limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as "leveraging" and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government Securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. The Fund also may lend portfolio securities to other parties and may engage in short selling.

         To achieve the Fund's objective, the investment manager may use a seasonal investing strategy to invest the Fund's assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events and other calendar related phenomenon. The investment manager's analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets. These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors. During other periods anticipated to be less favorable, under adverse market conditions, and from time to time, the Fund may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a defensive position, it may not achieve its investment objective.

Midas Special Fund is subject to the Principal Risks associated with:
--------------------------------------------------------------------------------

          Fixed Income Securities Risk. The Fund may invest in fixed income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, are not absolute guarantees as to quality.

          Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

          Foreign Investment. The Fund is subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

          Leverage Risk. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of the Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

          Market Risk. The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund may invest in emerging companies and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss.

          Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

          Short Selling, Options and Futures Transaction Risk. The Fund may engage in short selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

          The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

          Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

          Small Capitalization. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason the Fund should be considered long term investments and not vehicles for seeking short term profit.

          For additional investment risks associated with the Fund, please read "Additional Investment Risks" below.

                           ADDITIONAL INVESTMENT RISKS

The Funds may be subject to additional risks which are derived from investment strategies that are not principal investment strategies. Some additional risks that apply to certain of the Funds, as indicated, are:

Active Trading. Midas Fund and Midas Special Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower a Fund's after tax performance.

Below Investment Grade Securities Risk. Midas Special Fund may invest in below investment grade securities. Midas Fund may invest up to 35% of its assets in fixed income securities rated below investment grade. Neither Midas Special Fund nor Midas Fund have a current intention of investing more than 5% of its assets in such securities during the coming year. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody's) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater fluctuations than higher rated fixed income securities. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. "Junk bonds" may also be subject to greater credit risk because they may be issued in connection with corporate restructuring by highly leveraged issuers or they may not be current in the payment of interest or principal or in default.

Illiquid Securities. Midas Fund and Midas Special Fund may each invest up to 15% of its net assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded. See discussion under "Valuations."

Fixed Income Risk. Midas Dollar Reserves, Midas Fund and Midas Special Fund may invest in fixed income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. Ratings are only the opinions of the agencies issuing them, however, are not absolute guarantees as to quality.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager for each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.

Marion E. Morris and John F. Ramirez co-manage Midas Dollar Reserves. Ms. Morris has been a Senior Vice President of the investment manager and all of the Funds since 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the investment manager. Mr. Ramirez has been Vice President of the investment manager and all of the Funds since 2005. Previously, he served as Assistant Vice President of the investment manager since 2002, Compliance Administrator of the investment manager since 2004, and worked in other capacities for the investment manager since 2000. He is also a member of the Investment Policy Committee of the investment manager.

Thomas B. Winmill has served as the portfolio manager of Midas Fund since 2002. He has been president of the investment manager since 1995 and the distributor since 1991. He also serves as president and director for the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines. He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

Bassett S. Winmill has served as the portfolio manager of Midas Special Fund since 1999. He is the Chief Investment Strategist of the investment manager and a member of its Investment Policy Committee. Prior to serving as portfolio manager to Midas Special Fund, he was Chairman of the Investment Policy Committee. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts.

Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds may be found in the Statement of Additional Information.

                                 MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Special Fund pays a management fee of 1.00% on the first $10 million of average daily net assets, declining thereafter. Midas Dollar Reserves pays a management fee of 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 2005, Midas Fund, Midas Special Fund, and (before waivers/reimbursement) Midas Dollar Reserves paid the investment manager a fee of 1.00%, 0.94% and 0.50%, respectively, of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Directors approval of the investment management agreement is available in the Funds' semi- annual report to shareholders.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Dollar Reserves and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Midas Special Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is received by the Fund's transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange ("Exchange")(currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the Exchange is open. Investments in Midas Dollar Reserves received before 4 p.m., eastern time, receive that day's NAV and are entitled to receive dividends commencing the next business day. The Funds' shares will not be priced on the days on which the Exchange is closed for trading. If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares. Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Unified Fund Services, Inc., the Funds' transfer agent.

--------------------------------------------------------------------------------
                                                            Opening Your Account

By Check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments below). Checks must be payable to the order of Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged an $8 fee for any check that does not clear.

By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with a shareholder services representative of the transfer agent ("Shareholder Services Representative") and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds., P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed. For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

                               Minimum Investments


Account Type                    Initial         Subsequent           IRA Accounts                Initial       Subsequent
---------------------------- --------------  ----------------  ---------------------------- ---------------- --------------
Regular                         $1,000           $100            Traditional, Roth IRA           $1,000          $100
UGMA/UTMA                       $1,000           $100            Spousal, Rollover IRA           $1,000          $100
403(b) plan                     $1,000           $100            Education Savings Account       $1,000          $100
Automatic Investment Program      $100           $100            SEP, SAR-SEP, SIMPLE IRA        $1,000          $100
---------------------------- --------------  ----------------  ---------------------------- ---------------- --------------

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

                       Midas Automatic Investment Program

Plan                                         Description
----------------------------------------     --------------------------------------------------------------------------------------
Midas Bank Transfer Plan                     For making automatic investments from a designated bank account.

Midas Salary Investing Plan                  For making automatic investments through a payroll deduction.

Midas Government Direct Deposit Plan         For making automatic investments from your federal employment, Social Security or other regular federal government check.

Shareholder Identification Program. The Fund will close an account within 20 business days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer's identity. The Fund's transfer agent will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with a Shareholder Services Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency, respectively.

--------------------------------------------------------------------------------
                                                          Adding to Your Account

By Check. Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.

By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the same business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see Minimum Investments above). To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

By Wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

Valuations. Except for Midas Dollar Reserves, Fund investments are valued based on market value determined as of the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4 p.m. eastern time. Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities will be valued based on fair value as determined in good faith by or under the direction of the Fund's board. Occasionally, events affecting the value of foreign securities and currency exchange rates occur between the time at which they are determined and the close of trading on the Exchange, which events will not be reflected in a computation of the Fund's NAV on that day. Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued at their fair value as determined in good faith - by or under the direction of the Fund's board. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. In the case of Midas Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

                               EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on any business day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number. Shares of all Funds (except Midas Dollar Reserves) exchanged within 30 days of purchase will be subject to a 1% redemption fee.

                                REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds (except Midas Dollar Reserves) redeemed within 30 days of purchase will be subject to a 1% redemption fee. IRAs will be subject to a pre-age 59-1/2 distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.

In some instances, a New Technology Medallion Guaranteed Stamp may be required. New Technology Medallion Guaranteed Stamps protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, one signature must be guaranteed. Please call us to ensure that your New Technology Medallion Guaranteed Stamp will be processed correctly.

By Mail. Write to Midas Funds., P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Midas Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges, with only a $250 minimum per check, through Midas Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call a Shareholder Services Representative between 8 a.m. and 6 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check. Canceled checks are not returned to shareholders, although copies will be available upon request.

By Telephone or Internet. To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) to speak with an a Shareholder Services Representative between 8 a.m. and 6 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

         For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

         For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. A $10 fee per wire transfer applies.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone Privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with a Shareholder Services Representative.

Frequent Trading. Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long term shareholders who do not generate these costs. Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Midas Fund and Midas Special Fund may be subject to these greater risks as they invest in foreign securities. Each Fund (other than Midas Dollar Reserves) is designed for long term investors, and is not intended for market timing or excessive trading activities. The Funds will take reasonable steps to discourage excessive short term trading and the Funds' Board of Directors have adopted policies and procedures with respect to excessive trading. The Funds will monitor trades in an effort to detect excessive short term trading. The Funds may refuse, cancel or redeem purchase orders at the purchase price NAV for any reason, without prior notice, particularly purchase orders that the Funds believe are made on behalf of market timers. In addition, to discourage short term trading, if shares of any Fund (other than Midas Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Such redemption fees are retained by the Fund.

Although the Funds make efforts to monitor for excessive short term activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all excessive short term activities. The Funds will seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor. Any associated person of the investment manager or the distributor who becomes aware of any actions taken to undertake, effect or facilitate a market timing transaction contrary to a representation made in a Fund's prospectus or SAI will report the actions to the Chief Compliance Officer. More information regarding frequent trading is available in the Statement of Additional Information.

Redemption Payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase.

Accounts with Below Minimum Balances. Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless an IRA or you participate in the Midas Automatic Investment Program. The Fund may redeem, at any time, at current NAV all shares owned or held by any one shareholder having an aggregate current NAV of any amount ($500 in the case of Midas Special Fund), subject to the requirements of applicable law. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' Statement of Additional Information found on the Funds' website, www.midasfunds.com.

                             DISTRIBUTIONS AND TAXES

Distributions. Each of Midas Fund and Midas Special Fund pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends and capital gain distributions, if any, are normally declared and paid annually. Your distributions will be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Midas Dollar Reserves declares dividends each day from its net investment income (investment income less expenses plus or minus all realized gains or losses on its portfolio securities) to shareholders of record as of the close of regular trading on the Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by

4 p.m., eastern time, are entitled to receive dividends commencing the next business day. Shares redeemed by 4 p.m., eastern time, are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 8 a.m. and 6 p.m., eastern time, on business days. Any election will remain in effect until you notify the Fund to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell or exchange shares of Midas Fund or Midas Special Fund and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                              Tax treatment
-------------------------------------------------        --------------------------------------------------------------------------
Income dividend                                          Ordinary income or qualified dividend income

Short term capital gain distribution                     Ordinary income

Net capital gain distribution                            Long term capital gain

Sale or exchange of shares held for more than one year   Long term capital gain or loss

Sale or exchange of shares held for one year or less     Gains that are not offset by capital losses are treated as ordinary income;
                                                         net losses are subject to special rules

Distributions are generally taxable whether or not a shareholder receives them in additional shares or elects to receive cash. Because income and capital gain distributions are taxable, you may want to avoid making a substantial investment in a taxable account when Midas Fund or Midas Special Fund is about to declare a distribution, which normally takes place in December. Normally, each January, each Fund issues tax information on its distributions for the previous year.

Dividends by Midas Fund and Midas Special Fund that are attributable to "qualified dividend income" (see "Distributions and Taxes" in the Statement of Additional Information) are eligible, for individual shareholders, for a 15% maximum federal income tax rate (5% for individuals in lower tax brackets). Distributions by those Funds are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her shares of those Funds that have been held for more than one year will qualify for that rate.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. Backup withholding may be required in certain other circumstances. See "Distributions and Taxes" in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS

The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request.


--------------------------------------------------------------------------------
                              MIDAS DOLLAR RESERVES


                                                                          Years Ended December 31,
                                                      ----------------------------------------------------------------
                                                          2005         2004         2003        2002         2001
                                                          ----         ----         ----        ----         ----
PER SHARE DATA
Net asset value at beginning of period................   $1.000       $1.000      $1.000       $1.000       $1.000
                                                         ------       ------      ------       ------       ------
Income from investment operations:
   Net investment income..............................   (.016)         .003        .002         .007         .031
Less distributions:
   Distributions from net investment income...........   (.016)       (.003)      (.002)       (.007)       (.031)
Net asset value at end of period......................   $1.000      $1.000      $1.000       $1.000       $1.000
                                                         ------       ======      ======       ======       ======
TOTAL RETURN..........................................    1.61%        0.29%       0.15%        0.63%        3.11%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...........  $12,889      $15,543     $18,638      $20,970      $25,991

Ratio of total expenses to average net assets.........    2.34%        1.97%       1.75%        1.84%        1.64%
Ratio of net expenses to average net assets...........    1.59%        1.12%       0.99%        1.09%        1.11%
Ratio of net investment income to average net assets..    1.58%        0.24%       0.16%        0.69%        3.51%

                                   MIDAS FUND


                                                                                     Years Ended December 31,
                                                                     2005        2004         2003         2002         2001
                                                                     ----        ----         ----         ----         ----
PER SHARE DATA
Net asset value at beginning of period...........................   $2.14       $2.20         $1.53         $.95         $.84
                                                                    -----       -----         -----         ----         ----
Income from investment operations:
   Net investment loss(a)........................................    (.05)       (.05)         (.02)        (.01)        (.01)
   Net realized and unrealized gain (loss) on investments......       .90        (.01)          .69          .59          .12
                                                                      ---        -----          ---          ---          ---
         Total from investment operations........................     .85        (.06)          .67          .58          .11
                                                                      ---        -----          ---          ---          ---
Paid-in capital from redemption fees(b)..........................       -           -            -             -            -
Net asset value at end of period.................................   $2.99       $2.14         $2.20        $1.53         $.95
                                                                    ======       ====         =====        =====        =====
TOTAL RETURN.....................................................  $39.72      (2.72)%        43.79%       61.05%       13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......................  $74,732     $56,770      $67,123       $54,789      $38,558
Ratio of total expenses to average net assets....................    2.79%       2.39%         2.27%          -            -
Ratio of net expenses to average net assets......................    2.78%       2.58%         2.44%        2.58%        2.83%
Ratio of net expenses excluding loan interest and fees to average
net assets.......................................................    2.44%       2.39%         2.27%          -            -
Ratio of net investment loss to average net assets...............   (2.39)%     (2.40)%       (1.28)%       (.93)%      (.75)%
Portfolio turnover rate..........................................     63%         34%          54%            45%         61%

(a) Computed using average shares outstanding throughout the period. (b) Less than $.01 per share.

                               MIDAS SPECIAL FUND


                                                                                     Years Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                     2005        2004         2003         2002         2001
                                                                     ----        ----         ----         ----         ----
PER SHARE DATA
Net asset value at beginning of period...........................   $14.98       $13.54       $12.91       $14.45       $20.02
                                                                    ------       ------       ------       ------       ------
Income from investment operations:
   Net investment loss(a)........................................     (.32)        (.26)        (.12)        (.15)        (.17)
   Net realized and unrealized gain (loss) on investments........      .14         1.70          .75        (1.39)       (5.40)
                                                                       ---         ----          ---        ------       ------
         Total from investment operations........................     (.18)        1.44          .63        (1.54)       (5.57)
   Net increase (decrease) in net asset value....................     (.18)        1.44          .63        (1.54)       (5.57)
                                                                      -----        ----          ---        ------       ------
Net asset value at end of period.................................   $14.80       $14.98       $13.54       $12.91       $14.45
                                                                     ======       ======       ======       ======       ======
TOTAL RETURN.....................................................    (1.20)%      10.63%        4.88%      (10.66)%     (27.82)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......................   $16,431     $18,110       $18,044      $18,884      $22,695
Ratio of total expenses to average net assets....................     4.03%        3.49%        3.67%       3.69%        3.81%
Ratio of net expenses to average net assets(a)...................     4.03%        3.49%        3.67%       3.69%        3.80%
Ratio of net expenses excluding loan interest and fees to average
net assets.......................................................     3.83%        3.39%        3.47%       3.41%        3.37%
Ratio of net investment loss to average net assets...............    (2.15)%      (1.82)%      (0.99)%     (1.08)%      (1.12)%
Portfolio turnover rate..........................................     118%           9%          29%         20%         102%

(a) Computed using average shares outstanding throughout the period.

[LOGO OF MIDAS FUNDS] ACCOUNT     Use this Account Application to open a regular Midas account.
                      APPLICATION For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com. Return this completed Account
                                  Application in the enclosed envelope or mail to:
                                  MIDAS FUNDS, Box 6110, Indianapolis, IN 46206-6110.

1.Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time.
   Individual:

------------------------------------------------------------------------------------------------------------------------------------
   First Name                      Middle Initial    Last Name    Social Security Number    Date of Birth
   Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

------------------------------------------------------------------------------------------------------------------------------------
   First Name                      Middle Initial    Last Name    Social Security Number    Date of Birth
   Uniform Gifts/Transfer to a Minor:

------------------------------------------------------------------------------------------------------------------------------------
   Custodian      Name             Address           City, State/Zip    Social Security Number    Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
   Minor          Name             Address           City, State/Zip    Social Security Number    Date of Birth

   Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.

------------------------------------------------------------------------------------------------------------------------------------
   Name of Corporation, Partnership, or other Organization                   Name of Authorized Individual(s)

------------------------------------------------------------------------------------------------------------------------------------
   Tax I.D. Number                       Name of Trustee(s)                 Date of Trust Instrument

------------------------------------------------------------------------------------------------------------------------------------
   Address                               Social Security Number              Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
   If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.

2. Mailing Address, Telephone Number, and Citizenship

------------------------------------------------------------------------------------------------------------------------------------
   Street                   City                    State / Zip                    Daytime Telephone

                   Citizen of: ( )U.S. ( )Other:           Citizen of: ( )U.S. ( )Other:
------------------------------------------------------------------------------------------------------------------------------------
   Email address   Owner   If other, attach IRS Form W-8   Joint Owner     If other, attach IRS Form W-8

3. Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if  you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

        Midas Dollar Reserves         $          Midas Fund          $
        Midas Special Fund            $               TOTAL          $

   By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.
   By Wire: Please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time to be assigned an account number before making an initial investment by wire. Please indicate the assigned account number ___________ and the date the wire was sent _________.

4. Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
   [ ] Automatic Compounding Option Dividends and distributions reinvested in additional shares.
   [ ] Payment Option [ ] Dividends in cash, distributions reinvested. [ ] Dividends and distributions in cash.
   To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

5. Check Writing Privilege for Midas Dollar Reserves - Signature Card
   I am investing in Midas Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

   Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].

------------------------------------------------------------------------------------------------------------------------------------
   Signature              Signature of Joint Owner (if any)

------------------------------------------------------------------------------------------------------------------------------------
   Print Name             Print Name of Joint Owner (if any)          (please continue on back)

6. Midas Funds Automatic Investment Program
   Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

   Fund Name: ______________________

   Amount ($100 minimum): $ ______________________
   Day of month: [ ] 10th     [ ] 15th     [ ] 20th

7. The Midas Touch through 1-800-400-MIDAS (6432) and www.midasfunds.com Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle [ ].

   To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

8. Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle [ ].

   To receive account documents electronically, please provide your email address: ________________.

9. Signature and Certification to Avoid Backup Withholding

   "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.
   I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------------------

Signature of [ ] Owner [ ] Trustee [ ] Custodian Date Signature of Joint Owner (if any) Date

The application must be signed and completed for all authorized signers and account traders.

                                                                   MF-APP-5/06

Optional:
Please tell us how you heard about Midas:

IMPORTANT: In compliance with the USA PATRIOT Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account. WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone who will be signing or transacting on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs. If you have any questions regarding this application or how to invest, please call Shareholder Services at 1-800-400-MIDAS (6432).

Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

                                 PRIVACY POLICY

At Midas we recognize the importance of protecting the personal and financial information of Fund shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by Midas to protect Fund shareholders' privacy. Midas may obtain information about you from the following sources: applications, forms, and other information you provide to us whether in writing, by telephone, electronically or by any other means and your transactions with us, our corporate affiliates, or others. Midas does not sell Fund shareholder personal information to third parties. Midas will collect and use Fund shareholder personal information only to service shareholder accounts. This information may be used by Midas in connection with providing services or financial products requested by Fund shareholders. Midas will not disclose Fund shareholder personal information to any unaffiliated third party except as permitted by law. Midas takes steps to safeguard Fund shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a Fund shareholder, Midas' Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request and at www.midasfunds.com:

     o Annual/Semi-Annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal period.

     o Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

     o By telephone, call: 1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m., eastern time, on business days and for 24 hour, 7 day a week automated shareholder services.

     o    By mail, write to: Midas Funds P.O. Box 6110 Indianapolis, IN
          46206-6110

     o    By e-mail, write to: info@midasfunds.com

     o On the Internet, Fund documents can be viewed online or downloaded from: SEC at http://www.sec.gov, or Midas Funds at http://www.midasfunds.com

You can also obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090). Reports and other information about the Funds are available on the EDGAR database or the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Fund); 811-04316 (Midas
Fund); and 811-02474 (Midas Dollar Reserves).

                                     MIDAS
                                     FUNDS
                           Discovering Opportunities
                               [GRAPHIC OMMITTED]















                                                                       MF-C-5/06